Exhibit 24


                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as her attorney-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                     /s/Tenley E. Albright
                                                     Tenley E. Albright

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                            /s/John W. Conway
                                                            John W. Conway

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                     /s/L. Robert Johnson
                                                     L. Robert Johnson

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                     /s/John P. Neafsey
                                                     John P. Neafsey

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                     /s/Geoffrey F. Worden
                                                     Geoffrey F. Worden

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                             /s/Robert C. Young
                                                             Robert C. Young

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                     /s/ Patrick J. Zenner
                                                     Patrick J. Zenner

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                     /s/ George W. Ebright
                                                     George W. Ebright

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                     /s/ William H. Longfield
                                                     William H. Longfield

                                POWER OF ATTORNEY




         The undersigned hereby authorizes and appoints John R. Gailey III as his attorney-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of 1,500,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's 2004 Stock-Based Compensation, and all amendments, exhibits and supplements thereto.




Date: 05/04/2004                                     /s/ Anthony Welters
                                                     Anthony Welters